UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2026

Angi Inc.
(Exact name of registrant as specified in charter)

Delaware	001-38220	82-1204801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3601 Walnut Street,	Suite 700
Denver,	CO	80205
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 963-7200
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001	ANGI	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Accounting Officer

On July 2, 2026, Austin Kaplicer, Chief Accounting Officer and principal accounting officer of Angi Inc. (the “Company”), notified the Company of his decision to resign, effective as of August 6, 2026. Mr. Kaplicer has agreed to remain in his position through the effective date to oversee the Company’s second quarter 2026 earnings materials and Quarterly Report on Form 10-Q. Effective as of August 6, 2026, the Company has promoted Scott Jakalow, Vice President, SEC Reporting, Technical Accounting and Revenue, as the Company’s Chief Accounting Officer.

Mr. Kaplicer’s resignation is due to a personal decision to pursue another opportunity in a different industry and is not the result of any disagreement with the Company on any matters, including matters relating to the Company’s financial statements, internal control over financial reporting, operations, policies or practices.
Designation of Principal Accounting Officer

Effective as of August 6, 2026, the Company’s board of directors has designated Julie Hoarau, the Company’s Chief Financial Officer and principal financial officer, as the Company’s principal accounting officer.

Descriptions of the material terms of Ms. Hoarau’s employment agreement and Ms. Hoarau’s biographical information were previously included in the Company’s Current Report on Form 8-K filed on March 12, 2026, which descriptions are incorporated herein by reference. There is no arrangement or understanding between Ms. Hoarau and any other persons pursuant to which Ms. Hoarau was designated as principal accounting officer of the Company, nor are there any family relationships between Ms. Hoarau and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company within the meaning of Item 401(d) of Regulation S-K. In addition, there are no transactions involving Ms. Hoarau that require disclosure under Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGI INC.

	By:	/s/ Shannon M. Shaw
	Name:	Shannon M. Shaw
	Title:	Chief Legal Officer
Date: July 9, 2026